UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) October 6, 2021 (September 30, 2021)

HERTZ GLOBAL HOLDINGS, INC.

THE HERTZ CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-37665	61-1770902
Delaware	001-07541	13-1938568
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

8501 Williams Road

Estero, Florida 33928

239 301-7000

(Address, including Zip Code, and
telephone number, including area code,
of registrant's principal executive offices)

Not Applicable

Not Applicable

(Former name, former address and
former fiscal year, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

	Title of Each Class	Trading Symbol(s)	Name of Each Exchange on which Registered
Hertz Global Holdings, Inc.	Common Stock par value $0.01 per share	HTZZ	*
The Hertz Corporation	None	None	None

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

* Hertz Global Holdings, Inc.’s common stock trades on the over-the-counter market under the symbol HTZZ.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Appointment of New Director

On September 30, 2021, the Board of Directors (the “Board”) of Hertz Global Holdings, Inc. (the “Company”) elected Evelina Vougessis Machas to serve as a director of the Company.

Upon joining the Board, Ms. Vougessis Machas will be entitled to receive compensation under the Company’s Directors Compensation Policy. Under this policy, Ms. Vougessis Machas is entitled to an annual cash retainer of $100,000, with the first quarterly payment of $25,000 to be made in December 2021. In addition, Ms. Vougessis Machas will also receive an initial equity award in the form of restricted stock units (“RSUs”), with the number of shares thereunder determined by dividing $160,000 by the closing price of the Company’s common stock on September 30, 2021. The initial RSU award will be granted from the Company’s new omnibus equity incentive plan once adopted by the Board, and will vest in full on the business day immediately preceding the date of the Company’s 2022 annual stockholders meeting. Thereafter, she will be entitled to receive an annual retainer RSU award with a grant date value of $160,000, which will be granted annually on the date of the Company’s stockholders meeting and will vest in full on the business day immediately preceding the date of the next annual stockholders meeting. All non-employee directors are also eligible to participate in the Company's director car rental and special edition car purchase programs.

The foregoing summary of the Directors Compensation Policy is qualified in its entirety by the full text of such document, which is attached as Exhibit 10.1 to this Current Report on Form 8-K.

Ms. Vougessis Machas is expected to enter into an Indemnification Agreement with the Company in the same form as its other directors have entered, which is filed with the Securities and Exchange Commission as Exhibit 10.10 to its Current Report on Form 8-K filed on July 7, 2021.

There are no arrangements or understandings between Ms. Vougessis Machas and any other person pursuant to which she was elected as a director. Ms. Vougessis Machas has not entered into or proposed to enter into any transactions required to be reported under Item 404(a) of Regulation S-K.

ITEM 7.01. REGULATION FD DISCLOSURE.

On October 6, 2021, the Company issued a press release regarding the appointment of Ms. Vougessis Machas to the Board, a copy of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 9.01. EXHIBITS.

(d)	Exhibits

Exhibit
Number	Title

10.1	Hertz Global Holdings, Inc. Directors Compensation Policy
99.1	Press Release dated October 6, 2021
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, each registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HERTZ GLOBAL HOLDINGS, INC.
THE HERTZ CORPORATION
(each, a Registrant)

	By:	/s/ M. David Galainena
	Name:	M. David Galainena
	Title:	Executive Vice President, General Counsel and Secretary
Date: October 6, 2021